                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                         INTERNATIONAL MAGNUM PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.5%
Belgium                0.3%
Denmark                1.4%
Finland                2.0%
France                 8.7%
Germany                7.1%
Hong Kong              2.5%
Ireland                0.8%
Italy                  3.2%
Japan                 24.6%
Netherlands            3.9%
New Zealand            0.1%
Portugal               1.1%
Singapore              1.7%
Spain                  2.8%
Sweden                 3.6%
Switzerland            7.8%
United Kingdom        17.9%
Other                  8.0%

PERFORMANCE TABLE:
PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL

INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------
                         TOTAL RETURNS(2)
             -----------------------------------------
                            ONE       AVERAGE ANNUAL
                YTD         YEAR      SINCE INCEPTION
             ----------  ----------  -----------------
PORTFOLIO...      5.97%      -2.24%          8.99%
INDEX......       3.97        7.62          10.51

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                 PERCENT OF
SECURITY                           COUNTRY       NET ASSETS
-----------------------------  ---------------  -------------
Cie Financiere Richemont AG      Switzerland           1.9%
Nestle (Registered)              Switzerland           1.8
Total Fina                         France              1.4
ING Groep N.V.                   Netherlands           1.3
British Telecommunications
 plc                           United Kingdom          1.2

TOP FIVE SECTORS
                        VALUE        PERCENT OF
SECTOR                  (000)        NET ASSETS
-----------------  ---------------  -------------
Capital Equipment     $  12,442           26.2%
Consumer Products         9,508           20.1
Finance                   9,228           19.5
Services                  4,800           10.1
Energy                    3,132            6.6

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Portfolio invests primarily in countries comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). EAFE countries include most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Portfolio also may invest up to 5% of its assets in countries not included in the Index.

For the six months ended June 30, 1999, the Portfolio had a total return of 5.97% compared to 3.97% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year ended June 30, 1999, the Portfolio had a total return of -2.24% compared to 7.62% for the Index. For the period since inception on January 2, 1997 through June 30, 1999, the Portfolio had an average annual total return of 8.99% compared to 10.51% for the Index.

Portfolio outperformance during the first half of the year is attributable to both regional allocation and strong stock selection within Europe and Japan. Global economic healing and numerous interest rate cuts helped to boost most international developed markets. The first half of 1999 stood in stark contrast to 1998: once powerful Europe languished, while Japan and Asia both posted substantial gains after lackluster performance in the previous year.

Regionally, Europe saw the most variance in performance and the weakest returns as the MSCI Europe Index returned 8.1% in local currency terms (-2.4% in U.S. dollar terms). The less-than-dramatic European recovery coupled with unexpected Euro weakness contributed to European market difficulties. Despite larger than expected interest rate easing by the European Central Bank in April, EMU markets were not able to attain the kinds of results seen in other developed markets, plagued by lower earnings expectations, continued high unemployment and the crisis in Kosovo. During the first half of 1999, specifically in the second quarter, European value-oriented stocks were

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

able to regain some of the ground lost to growth stocks during 1998 as European cyclical and defensive industries outperformed their growth counterparts in anticipation of stronger second half growth.

After a difficult 1998, the Japanese market gained surprising momentum, with the MSCI Japan Index finishing the first half up 29.5% in local currency terms (+20.7% in U.S. dollar terms). The Japanese market was buoyed by optimism about the restructuring successes seen thus far. The market was pushed higher as investors gained more confidence in the restructuring efforts being implemented by authorities and business leaders. With over 143 restructuring announcements made in the first five months of the year, the restructuring story is really starting to take shape. Corporations are reducing capacity, unwinding cross-shareholding positions, consolidating business units and paying down debt. Although these efforts are just the beginning of what will be needed to revive the economy, they are clear signs to investors that government and corporate Japan is willing to take the bitter but necessary medicine.

Outside of Japan, Asian markets saw spectacular returns as investors regained confidence in the markets in response to falling interest rates, stabilizing exchange rates and more plentiful liquidity. Lower interest rates have eased the banking crisis in many countries, reduced government financing costs, lowered the cost of capital for businesses and encouraged local investors to shift from fixed income to equity investments. Additionally, Asian markets were helped by strong performance in Japan, a major trading partner, as well as a surge in commodity and oil prices toward the end of the second quarter. The MSCI Pacific ex-Japan Index appreciated 22.1% in local currency terms (+26.0% in U.S. dollar terms) during the first half of 1999.

The Portfolio began the year underweight relative to the Index in all regions (Europe 71% vs. 73%, Japan 19% vs. 21%, Asia 3% vs. 6%), with the residual maintained in cash. During the first quarter of 1999, we increased our allocation to Japan from underweight to neutral, and again in the second quarter from neutral to overweight, while decreasing exposure to Europe. During the second quarter we also increased exposure to the Asia ex-Japan region.

Stock selection within Europe proved to be a strong contributor to overall results, as value stocks regained favor during the second quarter and outperformed their growth counterparts. Specifically, the Portfolio was overweight in outperforming industries such as industrial cyclicals, machinery & engineering, and consumer staples, while underweight underperforming industries such as banking and pharmaceuticals. The overweight to chemicals was a strong positive as BOC (+39%, U.K. industrial gases) was bid for jointly by France's Air Liquide and Air Products of the U.S. Germany's BASF (+24%), which had been at an unfair discount to its peers, rose on improved sentiment for economic sensitive shares, while Akzo Nobel (+15%) and mid-cap Burmah Castrol (+19%, U.K. lubricants) added to relative performance. The Portfolio's overweighting and good stock selection in consumer defensive staples (beverages & tobacco and household products) was a key contributor to relative performance in the second quarter of 1999. In particular, Cie Financiere Richemont (+16%) continued to perform well following progress on the combination of Rothmans International and BAT as well as improved trading conditions in Asia, important to Richemont's luxury brands, Cartier & Dunhill. Shares of Allied Domecq appreciated (+29%) following its decision to de-merge its Pubs business, a key catalyst we had identified as potentially value enhancing. The Portfolio's underweighting in pharmaceuticals was a strong positive as the industry was the worst European performer in the quarter. Underweights in insurance and banking, and other laggard interest-rate sensitive industries were also positive.

Beginning in the first quarter and progressing into the start of the second, we made some adjustments to the European portion of the Portfolio. We were able to take advantage of the second quarter rally enjoyed by small cap names and sold off some of our less liquid holdings. Although we reduced our exposure to small caps, we still maintained an overweight compared to the Index which contributed to performance as small and mid-caps enjoyed standout returns, outperforming large and mega-cap stocks. Additionally, this strategy has served the Portfolio well as our remaining small cap holdings (eg Capital Radio +20%, Morgan Crucible +25%, Kone +19%) have outperformed their small cap peers within the Index during the second quarter.

Japanese stock selection significantly contributed to performance during the quarter, as we maintained our strategy of overweighting blue-chip, global franchise export oriented names. Particular strength was seen among the recreation & other consumer goods and machinery & engineering industries. These industries are comprised of blue-chip exporters which benefited from the Yen's weakness as well as a pick-up in demand from Asia. Specific companies enjoying particularly strong performance included Sony, Nintendo, Hitachi, and Fujitsu.

Detracting from overall performance was the Portfolio's underweight in European telecommunications (relative outperformer), an overweight in European food & household products (relative underperformer), and an underweight in Japanese banks (relative outperformer).

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

OUTLOOK

At the end of the second quarter markets were holding their breath in anticipation of the expected rate hike by the U.S. Federal Reserve. As of this writing, the Fed raised rates by 25 basis points and assumed a "neutral bias". Although this modest rate hike is supportive of growth abroad and has not derailed the global economic healing seen so far this year, an indication of inflationary pressures in the U.S. could compel the Fed to raise rates again during the second half of 1999 which may have a negative impact on international growth.

We expect Japan to outperform other developed markets in the medium-to long term as authorities and business leaders remain committed to reforms. The Fed's neutral bias coupled with the Bank of Japan's current policy of "0" short-term interest rates, will allow Japan to accelerate restructuring and provide a platform for economic recovery. It will likely become very important for Japan to show concrete economic growth over the next year, particularly if U.S. growth slows. While we are increasingly bullish on the prospects for Japan, we intend to keep our highly selective stock and sector weightings. In particular, Sony, Fujitsu, Mitsumi and TDK have reached all-time highs and Nippon Telegraph & Telephone, the largest capitalized company in Japan, has broken out from a 10-year trading range, signaling the leadership for the next quarter, in our view.

The nascent economic recovery in Europe is proceeding at a frustratingly slow pace, although the prospects for the second half of 1999 seem to be improving. As the Euro continues its weakening trend, European exporters should benefit both from this weakness as well as from a pick-up in demand from strengthening Asian economies. European equity returns have lagged the U.S. and Asia in the first half of the year in both local currency and in U.S. dollars. Domestic demand remains strong due to the lagged effects of monetary easing and more a relaxed stance of fiscal policy. This coupled with the recent stronger-than-expected factory orders in Italy and Germany could signal further recovery in the euro economy. German recovery should be further aided by government's fiscal initiatives such as German Finance Minister Hans Eichel's plans to reduce corporate tax rates to a flat 25%. Encouragingly, Europe's predominantly center-left governments appear to realize the need to tackle structural problems, as evidenced by the statement released following the Cologne summit of 15 EU heads of state. "Achieving higher employment...depends...on well-functioning labor markets and on efficient, competitive markets for goods, services and capital...We consider structural reform of labor, product and capital markets to be essential." These current reform proposals will be key to improving long-term growth and investment prospects, and should make Europe a more attractive place to invest.

Asian markets have been driven by low interest rates and high liquidity, as well as rising commodity prices. In the region as a whole, improving consumer and business confidence is evident, and if these markets continue to employ restructuring policies, maintain stabilizing current account deficits and improving balance sheets their recoveries should continue. We will monitor Asia carefully in the coming months for signs of continued progress in restructuring the region's banking and corporate sectors. The concern remains, however, that governments and business may not be as willing to inflict the kinds of stringent policies necessary for reform in light of recent economic and market strength. Should the U.S. Fed continue to tighten monetary policy over the course of the year, this would most likely prove disastrous, especially for Hong Kong growth prospects, as the Hong Kong dollar and interest rates are pegged to those of the U.S. Since the recent market run-ups have caused valuations to become extended, any growth-hindering policies could have significant adverse effects on Asia. Such circumstances could lead us to reduce the Portfolio's exposure to the region.

July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                  JUNE 30,1999
                                  (UNAUDITED)

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

COMMON STOCKS (91.7%)
  AUSTRALIA (2.5%)
     3,250   AMP Ltd..........................................  $    35
     1,950   Brambles Industries Ltd..........................       51
     6,950   Broken Hill Proprietary Co., Ltd.................       80
    15,200   Cable & Wireless Optus Ltd.......................       35
     9,950   Colonial Ltd.....................................       35
    25,400   Foster Brewing Group Ltd.........................       71
     5,400   Lend Lease Corp., Ltd............................       74
     9,480   National Australia Bank Ltd......................      156
    14,750   News Corp., Ltd..................................      125
    27,900   Normandy Mining Ltd..............................       19
    20,800   Oil Search Ltd...................................       31
    14,200   Qantas Airways Ltd...............................       47
     7,400   Rio Tinto Ltd....................................      121
    29,300   Telstra Corp., Ltd...............................      167
    19,550   Westpac Banking Corp., Ltd.......................      126
     6,650   WMC Ltd..........................................       29
                                                                -------
                                                                  1,202
                                                                -------
  BELGIUM (0.3%)
     2,700   Fortis (B).......................................       85
     1,414   G.I.B. Group.....................................       53
                                                                -------
                                                                    138
                                                                -------
  DENMARK (1.4%)
     3,700   Novo Nordisk A/S.................................      399
     4,150   Unidanmark A/S, Class A (Registered).............      277
                                                                -------
                                                                    676
                                                                -------
  FINLAND (2.0%)
     4,751   KCI Konecranes International plc.................      163
     1,290   Kone Oyj, Class B................................      161
    60,750   Merita plc, Class A..............................      346
     9,980   Sampo Insurance Co., Ltd., Class A...............      290
                                                                -------
                                                                    960
                                                                -------
  FRANCE (8.7%)
     1,750   Alcatel Alsthom..................................      247
     1,700   Axa..............................................      208
     1,995   Cie de Saint Gobain..............................      318
 (a)16,300   CNP Assurances...................................      446
     2,010   Elf Aquitaine....................................      295
     1,065   Groupe Danone....................................      275
     9,290   Michelin (C.G.D.E.), Class B.....................      381
     5,460   Pernod Ricard....................................      366
     8,060   Rhone-Poulence, Class A..........................      369
     7,490   Schneidner SA....................................      421
       860   Suez Lyonnaise des Eaux..........................      155
  (a)4,980   Total Fina, Class B..............................      643
                                                                -------
                                                                  4,124
                                                                -------
  GERMANY (6.8%)
     2,330   Adidas-Saloman AG................................      227
     7,890   BASF AG..........................................      347
     6,570   Bayer Vereinsbank AG.............................      418
     8,113   Bewag Aktiengesellschaft.........................      126

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
     2,928   Fresenieus AG....................................  $   514
     4,080   Henkel KGaA......................................      286
     7,627   Hoechst AG.......................................      344
       990   Mannesmann AG....................................      148
     3,200   Schering AG......................................      342
     1,200   Siemens AG.......................................       93
     5,590   Volkswagen AG....................................      361
                                                                -------
                                                                  3,206
                                                                -------
  HONG KONG (2.5%)
    22,500   Cathay Pacific Airways Ltd.......................       35
    27,200   Cheung Kong Holdings Ltd.........................      242
    41,500   China Telecom Ltd................................      115
     8,000   Dao Heng Bank Group Ltd..........................       36
    42,600   Hong Kong Telecommunications Ltd.................      111
     3,300   HSBC Holdings plc................................      120
    20,800   Hutchison Whampoa Ltd............................      188
    22,700   Li & Fung Ltd....................................       54
     9,000   New World Development Co., Ltd...................       27
    12,800   SmarTone Telecommunications Holdings Ltd.........       46
    16,400   Sun Hung Kai Properties Ltd......................      150
    11,900   Swire Pacific Ltd., Class A......................       59
     5,000   Television Broadcasts Ltd........................       23
                                                                -------
                                                                  1,206
                                                                -------
  IRELAND (0.8%)
    22,595   Bank of Ireland..................................      380
                                                                -------
  ITALY (3.2%)
    17,080   Banca Popolare di Bergamo S.p.A..................      376
    25,700   Marzotto (Gaetano) & Figli S.p.A.................      200
    39,700   Mediaset S.p.A...................................      353
    54,600   Telecom Italia S.p.A. Di Risp (NCS)..............      568
                                                                -------
                                                                  1,497
                                                                -------
  JAPAN (24.6%)
     4,000   Aiwa Co., Ltd....................................      132
    17,000   Amada Co., Ltd...................................      120
     1,200   Autobacs Seven Co., Ltd..........................       58
    13,000   Canon, Inc.......................................      374
    16,000   Casio Computer Co., Ltd..........................      122
    11,000   Dai Nippon Printing Co., Ltd.....................      176
    35,000   Daicel Chemical Industries Ltd...................      129
    24,000   Daifuku Co., Ltd.................................      168
    17,000   Daikin Industries Ltd............................      198
     2,500   Family Mart Co., Ltd.............................      115
     8,000   Fuji Machine Manufacturing Co....................      247
     8,000   Fuji Photo Film Ltd..............................      303
    15,000   Fujitec Co., Ltd.................................      142
    24,000   Fujitsu Ltd......................................      484
    32,000   Furukawa Electric Co.............................      147
    10,900   Hitachi Credit Corp..............................      216
    41,000   Hitachi Ltd......................................      385
     5,000   Inabata & Co.....................................       21
    26,000   Kaneka Corp......................................      245
     9,000   Kurita Water Industries Ltd......................      162
     4,000   Kyocera Corp.....................................      235
    12,000   Kyudenko Co., Ltd................................       69

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                  JUNE 30,1999
                                  (UNAUDITED)

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

  JAPAN (CONT.)

    11,000   Lintec Corp......................................  $   111
    17,000   Matsushita Electric Industrial Co., Ltd..........      331
    16,000   Minebea Co., Ltd.................................      179
    35,000   Mitsubishi Chemical Corp.........................      121
    16,000   Mitsubishi Estate Co., Ltd.......................      156
    41,000   Mitsubishi Heavy Industries Ltd..................      167
    13,000   Mitsumi Electric Co., Ltd........................      364
    29,000   NEC Corp.........................................      361
    13,000   Nifco, Inc.......................................      125
     3,600   Nintendo Corp., Ltd..............................      507
        33   Nippon Telegraph & Telephone Corp................      385
    57,000   Nissan Motor Co..................................      273
     8,000   Nissha Printing Co., Ltd.........................       58
     7,000   Ono Pharmaceutical Co., Ltd......................      243
    28,000   Ricoh Co., Ltd...................................      386
     5,100   Rinnai Corp......................................      117
     1,000   Rohm Co., Ltd....................................      157
     5,000   Ryosan Co., Ltd..................................       99
     3,000   Sangetsu Co., Ltd................................       64
    14,000   Sankyo Co., Ltd..................................      353
    20,000   Sanwa Shutter Corp...............................      109
    16,000   Sekisui Chemical Co..............................       93
    18,000   Sekisui House Co., Ltd...........................      194
    17,000   Shin-Etsu Polymer Co., Ltd.......................       95
     4,400   Sony Corp........................................      475
    12,000   Suzuki Motor Co., Ltd............................      191
     4,000   TDK Corp.........................................      366
    53,000   Toshiba Corp.....................................      378
     8,000   Toyota Motor Corp................................      253
    39,000   Tsubakimoto Chain Co.............................      139
    15,000   Yamaha Corp......................................      181
    10,000   Yamanouchi Pharmaceutical Co.....................      383
                                                                -------
                                                                 11,662
                                                                -------
  NETHERLANDS (3.9%)
     4,050   ABN Amro Holdings N.V............................       88
    11,160   Akzo Nobel N.V...................................      470
     3,200   Benckiser N.V., Class B..........................      171
    11,680   ING Groep N.V....................................      633
     3,630   Koninklijke (Royal) Phillips Electronics N.V.....      359
     4,950   Laurus NV........................................      115
                                                                -------
                                                                  1,836
                                                                -------
  NEW ZEALAND (0.1%)
    11,800   Telecom Corp. of New Zealand Ltd.................       51
                                                                -------
  PORTUGAL (1.1%)
     6,850   Banco Comercial Portuguese, S.A. (BCP)...........      178
    20,250   EDP-Electricidade de Portugal, S.A...............      365
                                                                -------
                                                                    543
                                                                -------
  SINGAPORE (1.7%)
    11,000   City Developments Ltd............................       71
    11,000   Development Bank of Singapore Ltd. (Foreign).....      135
    17,000   Natsteel Electronics Ltd.........................       74
     7,000   Oversea-Chinese Banking Corp. (Foreign)..........       58
    10,000   Overseas Union Bank Ltd..........................       48
                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
     8,000   Sembcorp Logistics Ltd...........................  $    32
     9,000   Singapore Airlines Ltd...........................       86
     7,000   Singapore Press Holding Ltd......................      119
    38,000   Singapore Telecommunications Ltd.................       65
     7,000   United Overseas Bank Ltd. (Foreign)..............       49
     9,000   Venture Manufacturing Ltd........................       69
                                                                -------
                                                                    806
                                                                -------
  SPAIN (2.8%)
     3,210   Banco Popular Espanol S.A........................      231
    16,300   Banco Santander Central Hispano S.A..............      170
    13,400   Endesa S.A.......................................      286
    19,200   Iberdrola........................................      293
  (a)7,546   Telefonica de Espana.............................      364
                                                                -------
                                                                  1,344
                                                                -------
  SWEDEN (3.6%)
    11,200   Autoliv, Inc., Swedish Depositary Receipt........      342
     5,900   Foreningsparbanken, Class A......................       84
    58,430   Nordbanken Holding AB............................      343
    18,810   Svedala Industri AB..............................      340
    36,780   Svenska Handelsbanken, Class A...................      443
     4,400   Telefonaktiebolaget LM Ericsson, Class B.........      141
                                                                -------
                                                                  1,693
                                                                -------
  SWITZERLAND (7.8%)
       457   Cie Financiere Richemont AG, Class A.............      881
       390   Holderbank Financiere Glarus AG, Class B
               (Bearer).......................................      461
       471   Nestle (Registered)..............................      850
       270   Novartis AG (Registered).........................      395
        27   Roche Holdings AG................................      278
       109   Schindler Holding AG (Registered)................      169
       780   Swisscom AG (Registered).........................      294
     1,165   UBS AG (Registered)..............................      348
                                                                -------
                                                                  3,676
                                                                -------
  UNITED KINGDOM (17.9%)
   103,670   Aegis Group plc..................................      229
    50,700   Allied Domecq plc................................      490
    35,000   Allied Zurich Plc................................      440
    24,448   Bank of Scotland.................................      324
    55,975   BG plc...........................................      342
    18,150   BOC Group plc....................................      355
    34,070   British Telecommunications plc...................      571
    15,039   Burmah Castrol plc...............................      286
    27,250   Capital Radio plc................................      361
   105,880   Centrica plc.....................................      249
       482   Devro plc........................................        1
    26,401   Diageo plc.......................................      276
     5,300   Glaxo Wellcome plc...............................      147
    37,920   Great Universal Stores plc.......................      421
   159,100   Halma plc........................................      266
    39,150   Imperial Tobacco Group plc.......................      427
    28,400   J. Sainsbury plc.................................      179
    20,600   Lloyds TSB Group plc.............................      280
    58,700   Morgan Crucible Co. plc..........................      248

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                  JUNE 30,1999
                                  (UNAUDITED)

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

    25,000   Prudential Corp. plc.............................  $   368
    52,716   Reckitt & Colman plc.............................      550
    27,243   Royal & Sun Alliance Insurance Group plc.........      245
    37,300   Scottish Hydro-Electric plc......................      382
    14,400   Seton Scholl Healthcare Group plc................      165
    37,900   Shell Transport & Trading Co.....................      284
    22,700   Smith & Nephew plc...............................       69
    65,100   Tesco plc........................................      168
     1,500   United News & Media plc..........................       14
    40,140   WPP Group plc....................................      340
                                                                -------
                                                                  8,477
                                                                -------
TOTAL COMMON STOCKS (COST $40,554)............................   43,477
                                                                -------

PREFERRED STOCKS (0.3%)
  GERMANY (0.3%)
       351   Suedzucker AG (COST $191)........................      136
                                                                -------
TOTAL FOREIGN SECURITIES (92.0%) (COST $40,745)...............   43,613
                                                                -------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (9.0%)
 REPURCHASE AGREEMENT (9.0%)
    $4,267   Chase Securities, Inc. 4.55%, dated 6/30/99, due
               7/1/99, to be repurchased at $4,268,
               collateralized by U.S. Treasury Notes, 11.125%,
               8/15/03, valued at $4,382 (COST $4,267)........    4,267
                                                                -------
FOREIGN CURRENCY (1.0%)
 GBP    42   British Pound....................................       67
 EUR   214   Euro.............................................      221
JPY  1,354   Japanese Yen.....................................       11
 SEK     1   Swedish Krona....................................       --
 CHF   249   Swiss Franc......................................      160
                                                                -------
FOREIGN CURRENCY (COST $461)..................................      459
                                                                -------

                                                                  VALUE
                                                                  (000)
-----------------------------------------------------------------------

TOTAL INVESTMENTS (102.0%) (COST $45,473)...................................   $  48,339
                                                                               ---------
OTHER ASSETS (2.6%)
  Cash...........................................................  $     847
  Receivable for Investments Sold................................        169
  Dividends Receivable...........................................        102
  Receivable for Daily Variation Margin on Futures Contracts.....         51
  Foreign Withholding Tax Reclaim Receivable.....................         46
  Receivable for Closed Foreign Currency Exchange Contracts......          2
  Unrealized Gain on Foreign Currency Exchange Contracts.........          1
  Interest Receivable............................................          1       1,219
                                                                   ---------
LIABILITIES (-4.6%)
  Payable for Portfolio Investments Purchased....................     (2,036)
  Custodian Fees Payable.........................................        (48)
  Professional Fees Payable......................................        (37)
  Administrative Fees Payable....................................        (16)
  Investment Advisory Fees Payable...............................         (3)
  Other Liabilities..............................................        (22)     (2,162)
                                                                   ---------   ---------
NET ASSETS (100%)...........................................................   $  47,396
                                                                               ---------
                                                                               ---------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 3,983,186 outstanding $0.001 par value shares (authorized
  500,000,000 shares).......................................................   $   11.90
                                                                               ---------
                                                                               ---------
NET ASSETS CONSIST OF:
Paid in Capital.............................................................   $  44,831
Undistributed Net Investment Income.........................................         546
Accumulated Net Realized Loss...............................................        (889)
Unrealized Appreciation on Investments, Foreign
   Currency Translations and Future Contracts (Net of
   foreign taxes of $13)....................................................       2,908
                                                                               ---------
NET ASSETS..................................................................   $  47,396
                                                                               ---------
                                                                               ---------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                  JUNE 30,1999
                                  (UNAUDITED)

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

     CURRENCY                                IN EXCHANGE               NET UNREALIZED
    TO DELIVER        VALUE    SETTLEMENT        FOR         VALUE       GAIN (LOSS)
       (000)          (000)       DATE          (000)        (000)          (000)
  ---------------   ---------  -----------  -------------  ---------  -----------------
  U.S.$     43      $      43      7/1/99      DKK    308  $      43      $      --
  U.S.$    384            384      7/1/99      EUR    372        384             --
  U.S.$     85             85      7/1/99     SEK     721         85             --
  U.S.$     98             98      7/1/99      CHF    142         98             --
  U.S.$     34             34      7/1/99      GBP     21         34             --
  U.S.$     13             13      7/2/99      HKD    103         13             --
  U.S.$     13             13      7/6/99      HKD    104         13             --
  U.S.$    889            889     7/19/99      EUR    862        891              2
  U.S.$    608            608     7/19/99      GBP    383        604             (4)
  JPY   46,788            388     7/19/99   U.S.$     391        391              3
                    ---------                              ---------          -----
                    $   2,555                              $   2,556      $       1
                    ---------                              ---------          -----
                    ---------                              ---------          -----

----------------------------------------------------------------
(a)   - Non-income producing security
DKK - Danish Krone
HKD - Hong Kong Dollar
NCS - Non Convertible Shares
----------------------------------------------------------------

FUTURES CONTRACTS:

At June 30, 1999, the following futures contracts were open:

                                                  AGGREGATE                UNREALIZED
                                       NUMBER OF  FACE VALUE  EXPIRATION  APPRECIATION
                                       CONTRACTS    (000)        DATE         (000)
                                       ---------  ----------  ----------  -------------
  LONG:
  CAC 40 Index.......................       6     U.S.$ 282      Sep-99   U.S.$      3
  Dax Index..........................       3           425      Sep-99             10
  MIB 30 Index.......................      13           183      Sep-99             (1)
  TOPIX Index........................       6           694      Sep-99             54
  FTSE 100 Index.....................       8           810      Sep-99            (15)
                                                                          -------------
                                                                          U.S.$     51
                                                                          -------------
                                                                          -------------

----------------------------------------------------------------
At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                NET
  COST     APPRECIATION   (DEPRECIATION)   APPRECIATION
  (000)        (000)           (000)           (000)
---------  -------------  ---------------  -------------
$  45,012    $   4,521       $  (1,653)      $   2,868

----------------------------------------------------------------

For the six months ended June 30, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $18,294,000 and $15,180,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1999.

----------------------------------------------------------------

             SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                              MARKET
                                               VALUE        % OF
SECTOR DIVERSIFICATION                         (000)     NET ASSETS
-------------------------------------------  ---------  -------------
Advertising Service........................  $     229          0.5%
Capital Equipment..........................     12,442         26.2
Capital Goods..............................        461          1.0
Consumer Products..........................      9,508         20.1
Consumer Staples...........................        881          1.9
Energy.....................................      3,132          6.6
Finance....................................      9,228         19.5
Gold Mines.................................         18           --
Materials..................................      2,436          5.1
Multi-Industry.............................         59          0.1
Services...................................      4,800         10.1
Technology.................................        419          0.9
                                             ---------          ---
Total Foreign Securities...................  $  43,613         92.0%
                                             ---------          ---
                                             ---------          ---

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                SIX MONTHS ENDED
                                                   JUNE 30, 1999
                                                     (UNAUDITED)
                                                           (000)
----------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                    $         684
  Interest                                                86
  Less: Foreign Taxes Withheld                           (67)
                                                     -------
    Total Income                                         703
                                                     -------
EXPENSES:
  Investment Advisory Fees                               172
  Less: Fees Waived                                     (134)
                                                     -------
  Net Investment Advisory Fees                            38
  Administrative Fees                                     66
  Shareholder Reports                                     51
  Custodian Fees                                          48
  Professional Fees                                       42
  Directors' Fees and Expenses                             1
  Other                                                    2
                                                     -------
    Net Expenses                                         248
                                                     -------
  Net Investment Income                                  455
                                                     -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                    (1,177)
  Foreign Currency Transactions                         (318)
  Futures Contracts                                      404
                                                     -------
    Net Realized Loss                                 (1,091)
                                                     -------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes of $13 on
    unrealized appreciation)                           3,239
  Foreign Currency Translations                           86
  Futures Contracts                                      (92)
                                                     -------
    Change in Unrealized
     Appreciation/Depreciation                         3,233
                                                     -------
Net Realized Loss and Change in Unrealized
  Appreciation/Depreciation                            2,142
                                                     -------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                   $       2,597
                                                     -------
                                                     -------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 SIX MONTHS ENDED
                                                    JUNE 30, 1999             YEAR ENDED
                                                      (UNAUDITED)      DECEMBER 31, 1998
                                                            (000)                  (000)
----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $             455    $             416
  Net Realized Gain (Loss)                                (1,091)                 184
  Change in Unrealized
    Appreciation/Depreciation                              3,233                  (86)
                                                        --------             --------
  Net Increase in Net Assets Resulting from
    Operations                                             2,597                  514
                                                        --------             --------
DISTRIBUTIONS:
  Net Investment Income                                       --                 (141)
  Net Realized Gain                                           --                 (155)
                                                        --------             --------
  Total Distributions                                         --                 (296)
                                                        --------             --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                              15,360               41,614
  Distributions Reinvested                                    --                  296
  Redeemed                                               (14,623)             (16,921)
                                                        --------             --------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                               737               24,989
                                                        --------             --------
  Total Increase in Net Assets                             3,334               25,207
NET ASSETS:
  Beginning of Period                                     44,062               18,855
                                                        --------             --------
  End of Period (Including undistributed net
    investment income of $546 and $91,
    respectively)                              $          47,396    $          44,062
                                                        --------             --------
                                                        --------             --------
----------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                    1,354                3,567
      Shares Issued on Distributions
       Reinvested                                             --                   26
      Shares Redeemed                                     (1,294)              (1,488)
                                                        --------             --------
    Net Increase in Capital Shares
     Outstanding                                              60                2,105
                                                        --------             --------
                                                        --------             --------
----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                                         PERIOD FROM
                                             JUNE 30, 1999                YEAR ENDED          JANUARY 2, 1997*
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)         DECEMBER 31, 1998      TO DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.23                   $ 10.38                   $ 10.00
                                               -------                   -------                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                   (0.02)                     0.12                      0.13
  Net Realized and Unrealized Gain                0.69                      0.81                      0.59
                                               -------                   -------                   -------
  Total From Investment Operations                0.67                      0.93                      0.72
                                               -------                   -------                   -------
DISTRIBUTIONS
  Net Investment Income                             --                     (0.04)                    (0.32)
  Net Realized Gain                                 --                     (0.04)                    (0.02)
                                               -------                   -------                   -------
  Total Distributions                               --                     (0.08)                    (0.34)
                                               -------                   -------                   -------
NET ASSET VALUE, END OF PERIOD                 $ 11.90                   $ 11.23                   $ 10.38
                                               -------                   -------                   -------
                                               -------                   -------                   -------
TOTAL RETURN                                      5.97%                     8.97%                     7.31%
                                               -------                   -------                   -------
                                               -------                   -------                   -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)              $47,396                   $44,062                   $18,855
Ratio of Expenses to Average Net
  Assets                                          1.15%**                   1.15%                     1.16%**
Ratio of Expenses to Average Net
  Assets Excluding Interest Expense                N/A                       N/A                      1.15%**
Ratio of Net Investment Income to
  Average Net Assets                              2.11%**                   1.22%                     1.43%**
Portfolio Turnover Rate                             38%                       36%                       41%
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                     $  0.03                   $  0.06                   $  0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  1.77%**                   1.80%                     2.78%**
  Net Investment Income (Loss) to
    Average Net Assets                            1.49%**                   0.58%                    (0.19)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Magnum Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                FROM $500
                                              MILLION TO $1   MORE THAN $1
PORTFOLIO                FIRST $500 MILLION      BILLION         BILLION
-----------------------  ------------------  ---------------  -------------
International Magnum              0.80%             0.75%           0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter
 Investment Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
 Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Richard J. Shoch

VICE PRESIDENT

Mary E. Mullin

SECRETARY

Karl O. Hartmann

ASSISTANT SECRETARY

Belinda A. Brady

ASSISTANT TREASURER

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.